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                                                                   Exhibit 10.50

           Amend Senior Executive Nonqualified Elective Deferral Plan
           ----------------------------------------------------------

Effective January 1, 1999, The New England Life Insurance Company Senior Executive Nonqualified Elective Deferral Plan is amended, which amendment shall:

     Section 5.1(b)-delete $10,000 and substitute $25,000. Add new paragraph:
     "Account balances of less than $25,000 will be distributed in a lump sum."

In Witness Whereof, the Plan Sponsor has executed this instrument by its duly authorized officers as of January 1, 1999.

     /s/ Illegible
------------------------                     New England Life Insurance Company
     Attest
                                             By:  /s/ James M. Benson
                                                  -------------------
                                                  James M. Benson